UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
July 29, 2010
Date of Report (Date of earliest event reported)
NATIONAL OILWELL VARCO, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12317 (Commission File Number)	76-0475815 (IRS Employer Identification No.)

7909 Parkwood Circle Dr. Houston, Texas (Address of principal executive offices)	77036 (Zip Code)
Registrant’s telephone number, including area code: 713-346-7500

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On July 29, 2010, National Oilwell Varco, Inc. issued a press release announcing earnings for the second quarter ended June 30, 2010 and conference call in connection therewith. A copy of the release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.
The information contained in this Current Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
The following exhibit is provided as part of the information furnished under Item 2.02 of this Current Report on Form 8-K:

99.1	National Oilwell Varco, Inc. press release dated July 29, 2010 announcing the earnings results for the second quarter ended June 30, 2010.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2010	NATIONAL OILWELL VARCO, INC.
/s/ Raymond W. Chang
Raymond W. Chang
Vice President

Index to Exhibits

99.1	National Oilwell Varco, Inc. press release dated July 29, 2010 announcing the earnings results for the second quarter ended June 30, 2010.